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                                                                     EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-52857).


                                                         ARTHUR ANDERSEN LLP

Jacksonville, Florida
March 19, 2001